Putnam Core Equity Fund
The fund's portfolio
1/31/25 (Unaudited)

COMMON STOCKS (93.1%)(a)
	Shares	Value
Aerospace and defense (1.1%)
Boeing Co. (The)(NON)	125,548	$22,161,733
Northrop Grumman Corp.	37,489	18,267,265
RTX Corp.	150,533	19,411,230

		59,840,228
Air freight and logistics (0.3%)
FedEx Corp.	70,922	18,785,110

		18,785,110
Automobiles (1.9%)
General Motors Co.	305,907	15,130,160
Tesla, Inc.(NON)	212,454	85,958,888

		101,089,048
Banks (4.8%)
Bank of America Corp.	1,555,112	72,001,686
Citigroup, Inc.	780,801	63,580,625
Fifth Third Bancorp	298,067	13,207,349
Five Star Bancorp	274,166	8,337,388
JPMorgan Chase & Co.	306,516	81,931,727
UMB Financial Corp.	198,140	23,360,706

		262,419,481
Beverages (1.4%)
Coca-Cola Co. (The)	857,291	54,420,833
Molson Coors Beverage Co. Class B(S)	382,529	20,943,463

		75,364,296
Biotechnology (1.5%)
AbbVie, Inc.	236,703	43,529,682
Amgen, Inc.	63,582	18,147,574
Regeneron Pharmaceuticals, Inc.(NON)	32,420	21,818,012

		83,495,268
Broadline retail (4.2%)
Amazon.com, Inc.(NON)	906,328	215,416,039
eBay, Inc.	210,554	14,208,184

		229,624,223
Capital markets (5.3%)
Ameriprise Financial, Inc.	134,931	73,316,108
Bank of New York Mellon Corp. (The)	622,018	53,450,007
Goldman Sachs Group, Inc. (The)	119,684	76,645,634
Raymond James Financial, Inc.	411,632	69,351,759
TPG, Inc.	236,597	15,911,148

		288,674,656
Chemicals (0.7%)
DuPont de Nemours, Inc.	137,150	10,533,120
Eastman Chemical Co.	258,019	25,711,593

		36,244,713
Commercial services and supplies (0.2%)
Cintas Corp.	51,758	10,381,102

		10,381,102
Communications equipment (0.9%)
Cisco Systems, Inc.	817,469	49,538,621

		49,538,621
Consumer staples distribution and retail (3.1%)
Casey's General Stores, Inc.	31,699	13,369,687
Guardian Pharmacy Services, Inc. Class A(NON)(S)	414,974	9,465,557
Kroger Co. (The)(S)	531,771	32,778,364
Target Corp.	211,141	29,118,455
Walmart, Inc.	844,735	82,919,188

		167,651,251
Containers and packaging (0.3%)
Berry Global Group, Inc.	218,608	14,847,855

		14,847,855
Distributors (0.2%)
LKQ Corp.	343,901	12,858,458

		12,858,458
Diversified consumer services (0.2%)
Graham Holdings Co. Class B	10,088	9,369,936

		9,369,936
Diversified REITs (0.3%)
Armada Hoffler Properties, Inc.(R)	1,636,082	16,000,882

		16,000,882
Diversified telecommunication services (0.7%)
AT&T, Inc.	1,537,688	36,489,336

		36,489,336
Electric utilities (2.5%)
Constellation Energy Corp.	79,420	23,824,412
NextEra Energy, Inc.	306,789	21,953,821
NRG Energy, Inc.	386,178	39,560,074
PG&E Corp.	3,057,497	47,849,828

		133,188,135
Entertainment (1.2%)
Electronic Arts, Inc.	120,490	14,809,426
Universal Music Group NV (Netherlands)	815,859	22,756,126
Walt Disney Co. (The)	239,283	27,053,336

		64,618,888
Financial services (5.8%)
Apollo Global Management, Inc.	470,758	80,490,203
Berkshire Hathaway, Inc. Class B(NON)	222,937	104,483,884
Corebridge Financial, Inc.	621,731	20,989,639
Mastercard, Inc. Class A	190,314	105,706,105

		311,669,831
Food products (0.1%)
Hershey Co. (The)	43,324	6,466,107

		6,466,107
Ground transportation (0.9%)
Union Pacific Corp.	208,706	51,715,260

		51,715,260
Health care equipment and supplies (0.3%)
Medtronic PLC	167,582	15,219,797
Nyxoah SA (Belgium)(NON)	282,458	3,050,546

		18,270,343
Health care providers and services (3.4%)
Ardent Health Partners, Inc.(NON)(S)	738,975	11,084,625
CVS Health Corp.	234,625	13,251,620
Elevance Health, Inc.	28,563	11,302,379
HCA Healthcare, Inc.	32,376	10,681,166
McKesson Corp.	81,667	48,571,448
Tenet Healthcare Corp.(NON)	145,435	20,490,337
UnitedHealth Group, Inc.	129,006	69,984,465

		185,366,040
Hotels, restaurants, and leisure (2.1%)
Bloomin' Brands, Inc.	323,568	4,064,014
Brinker International, Inc.(NON)	26,804	4,877,524
First Watch Restaurant Group, Inc.(NON)(S)	292,251	6,131,426
Hilton Worldwide Holdings, Inc.	125,282	32,080,962
McDonald's Corp.	104,623	30,204,660
Vail Resorts, Inc.	64,832	11,029,220
Viking Holdings, Ltd. (Bermuda)(NON)(S)	485,273	24,569,372

		112,957,178
Household durables (0.8%)
PulteGroup, Inc.	393,066	44,723,049

		44,723,049
Household products (0.8%)
Procter & Gamble Co. (The)	264,725	43,941,703

		43,941,703
Industrial conglomerates (0.5%)
Honeywell International, Inc.	123,424	27,612,417

		27,612,417
Insurance (0.8%)
Arch Capital Group, Ltd.	279,815	26,042,382
Assured Guaranty, Ltd.	181,081	17,130,263

		43,172,645
Interactive media and services (7.2%)
Alphabet, Inc. Class C	1,020,917	209,900,535
Meta Platforms, Inc. Class A	250,170	172,412,161
Pinterest, Inc. Class A(NON)	252,677	8,328,234

		390,640,930
IT Services (1.9%)
Gartner, Inc.(NON)	74,418	40,396,323
GoDaddy, Inc. Class A(NON)	145,002	30,834,675
IBM Corp.	120,760	30,878,332

		102,109,330
Life sciences tools and services (0.6%)
Bio-Rad Laboratories, Inc. Class A(NON)	38,294	13,819,539
Thermo Fisher Scientific, Inc.	30,505	18,234,364

		32,053,903
Machinery (1.6%)
Deere & Co.	36,761	17,518,822
Otis Worldwide Corp.	624,268	59,567,653
Snap-On, Inc.	27,107	9,627,051

		86,713,526
Media (0.4%)
Charter Communications, Inc. Class A(NON)(S)	20,567	7,105,693
New York Times Co. (The) Class A	226,196	12,282,443

		19,388,136
Metals and mining (0.9%)
Freeport-McMoRan, Inc.	667,277	23,921,880
Nucor Corp.	177,059	22,739,687

		46,661,567
Mortgage real estate investment trusts (REITs) (0.3%)
Starwood Property Trust, Inc.(R)(S)	795,046	15,384,140

		15,384,140
Office REITs (0.2%)
Highwoods Properties, Inc.(R)	305,691	9,106,535

		9,106,535
Oil, gas, and consumable fuels (2.2%)
Antero Resources Corp.(NON)	522,310	19,492,609
ConocoPhillips	379,987	37,554,115
Exxon Mobil Corp.	491,414	52,497,758
Permian Resources Corp.(S)	677,008	9,918,167

		119,462,649
Passenger airlines (0.7%)
Southwest Airlines Co.	1,169,102	35,903,122

		35,903,122
Personal care products (0.4%)
Kenvue, Inc.	914,319	19,465,852

		19,465,852
Pharmaceuticals (3.2%)
AstraZeneca PLC ADR (United Kingdom)	193,498	13,691,918
Eli Lilly and Co.	86,330	70,020,536
Johnson & Johnson	299,315	45,540,777
Merck & Co., Inc.	361,829	35,755,942
Royalty Pharma PLC Class A	208,462	6,583,230

		171,592,403
Real estate management and development (1.5%)
CBRE Group, Inc. Class A(NON)	510,027	73,821,308
CoStar Group, Inc.(NON)	121,629	9,316,781

		83,138,089
Semiconductors and semiconductor equipment (8.2%)
Broadcom, Inc.	440,151	97,392,212
Intel Corp.	360,274	7,000,125
Lam Research Corp.	540,943	43,843,430
NVIDIA Corp.	2,207,509	265,055,606
Qualcomm, Inc.	174,769	30,222,803

		443,514,176
Software (8.6%)
Adobe, Inc.(NON)	50,068	21,902,247
Fair Isaac Corp.(NON)	4,048	7,584,171
Jamf Holding Corp.(NON)	301,152	4,550,407
Microsoft Corp.	745,555	309,450,058
NCR Voyix Corp.(NON)	417,416	5,130,043
Oracle Corp.	371,501	63,177,460
Salesforce, Inc.	157,785	53,915,135

		465,709,521
Specialized REITs (0.7%)
Gaming and Leisure Properties, Inc.(R)	806,693	39,035,874

		39,035,874
Specialty retail (1.6%)
Best Buy Co., Inc.	238,709	20,495,555
Home Depot, Inc. (The)	32,756	13,494,817
Lowe's Cos., Inc.	210,763	54,806,811

		88,797,183
Technology hardware, storage, and peripherals (5.9%)
Apple, Inc.	1,362,662	321,588,232

		321,588,232
Textiles, apparel, and luxury goods (0.2%)
Lululemon Athletica, Inc. (Canada)(NON)	24,210	10,027,782

		10,027,782
Trading companies and distributors (0.5%)
United Rentals, Inc.	35,714	27,073,355

		27,073,355

Total common stocks (cost $2,460,176,262)		$5,043,742,365

INVESTMENT COMPANIES (0.9%)(a)
	Shares	Value
iShares Expanded Tech-Software Sector ETF(NON)(S)	471,178	$48,479,504

Total investment companies (cost $26,221,189)		$48,479,504

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Oracle Corp. (Put)	Mar-25/$175.00	$8,500,789	$49,987	$643,411

Total purchased options outstanding (cost $299,922)				$643,411

SHORT-TERM INVESTMENTS (7.8%)(a)
		Principal amount/ shares	Value
Atlantic Asset Securitization, LLC asset-backed commercial paper 4.423%, 3/17/25		$20,000,000	$19,889,524
Putnam Cash Collateral Pool, LLC 4.56%(AFF)	Shares	92,674,675	92,674,675
Putnam Government Money Market Fund Class G 4.09%(AFF)		$35,331,883	$35,331,883
Putnam Short Term Investment Fund Class P 4.54%(AFF)	Shares	210,429,002	210,429,002
Interest in $500,000,000 joint tri-party term repurchase agreement dated 1/31/2025 with HSBC Securities (USA), Inc. due 2/3/2025 - maturity value of $43,527,773 for an effective yield of 4.350% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.275% to 7.500% and due dates ranging from 4/1/2030 to 1/1/2055, valued at $510,184,875)		$43,512,000	43,512,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.33%(P)	Shares	500,000	500,000
U.S. Treasury Bills 4.350%, 2/13/25(SEG)(SEGSF)		$9,700,000	9,688,567
U.S. Treasury Bills 4.312%, 4/8/25(SEG)(SEGSF)		5,500,000	5,459,007
U.S. Treasury Bills 4.297%, 4/22/25(SEG)(SEGSF)		2,900,000	2,873,767

Total short-term investments (cost $420,357,024)			$420,358,425
TOTAL INVESTMENTS

Total investments (cost $2,907,054,397)			$5,513,223,705

FUTURES CONTRACTS OUTSTANDING at 1/31/25 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized depreciation
Russell 2000 Index E-Mini (Long)	1,118	$127,881,983	$128,312,860	Mar-25	$(4,105,685)
S&P 500 Index E-Mini (Long)	429	129,569,369	130,142,513	Mar-25	(1,172,047)

Unrealized appreciation					—

Unrealized (depreciation)					(5,277,732)

Total					$(5,277,732)

WRITTEN OPTIONS OUTSTANDING at 1/31/25 (premiums $962,912) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Bank of America N.A.
Goldman Sachs Group, Inc. (Call)	Apr-25/$645.00	$12,399,425	$19,362	$510,083
Goldman Sachs International
Brinker International, Inc. (Call)	Feb-25/145.00	4,877,524	26,804	1,003,931
Raymond James Financial, Inc. (Call)	Feb-25/180.00	13,168,060	78,158	50,008
JPMorgan Chase Bank N.A.
Oracle Corp. (Call)	Mar-25/200.00	6,343,918	37,304	94,553
Morgan Stanley & Co. International PLC
Citigroup, Inc. (Call)	Apr-25/80.00	5,284,156	64,892	289,432

Total				$1,948,007

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2024 through January 31, 2025 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
Putnam Core Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the 1940 Act as an open-end management investment company.
The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946.
(a)	Percentages indicated are based on net assets of $5,418,152,354.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, Putnam Government Money Market Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/25
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$92,100,400	$745,637,232	$745,062,957	$3,142,193	$92,674,675
	Putnam Government Money Market Fund Class G†	—	192,904,586	157,572,703	976,567	35,331,883
	Putnam Short Term Investment Fund Class P‡	182,256,342	267,994,742	239,822,082	8,804,497	210,429,002

	Total Short-term investments	$274,356,742	$1,206,536,560	$1,142,457,742	$12,923,257	$338,435,560
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $92,674,675 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $90,428,533.
† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $15,646,004.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,715,429.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Reliable prices are not readily available for equity securities in these circumstances, where the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value. To address this, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This includes using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $44,398,329 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $1,853,454 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,715,429 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$488,381,164	$22,756,126	$—
Consumer discretionary	609,446,857	—	—
Consumer staples	312,889,209	—	—
Energy	119,462,649	—	—
Financials	921,320,753	—	—
Health care	490,777,957	—	—
Industrials	318,024,120	—	—
Information technology	1,382,459,880	—	—
Materials	97,754,135	—	—
Real estate	147,281,380	—	—
Utilities	133,188,135	—	—

Total common stocks	5,020,986,239	22,756,126	—
Investment companies	48,479,504	—	—
Purchased options outstanding	—	643,411	—
Short-term investments	35,831,883	384,526,542	—

Totals by level	$5,105,297,626	$407,926,079	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(5,277,732)	$—	$—
Written options outstanding	—	(1,948,007)	—

Totals by level	$(5,277,732)	$(1,948,007)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com